Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes [Abstract]
Income Taxes

Note 13 - Income Taxes

Income tax provision for the year ended December 31, 2014 and the year ended December 31, 2013 consists of the following:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Current income tax expense:
Federal	$—	$—
State	1,000	1,000
Total	$1,000	$1,000
Deferred income tax expense:
Federal	—	—
State	—	—
Total	$—	$—
Provision for income taxes	$1,000	$1,000

Due to net losses, effective tax rate for the periods presented was 0%.

Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income.  Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.  The valuation allowance increased by $ 4.2 million from December 31, 2013 to December 31, 2014.

	December 31, 2014	December 31, 2013
Deferred tax assets:
Net operating loss carry-forward	$8,276,000	4,033,000
Valuation allowance	(8,276,000)	(4,033,000)
Net deferred tax assets	$—	$—

A significant component of our deferred tax assets consisted of net operating loss carry-forwards.  We have evaluated the available evidence supporting the realization of our deferred tax assets, including the amount and timing of future taxable income, and have determined it is more likely than not that the assets will not be fully realized and a full valuation allowance is necessary as of December 31, 2014 and 2013.  As of December 31, 2014, we have federal and state net operating loss carry-forwards of approximately $16.1 million and $16.2 million, respectively, which expire through 2032.  The utilization of net operating loss carry-forwards may be subject to limitations under provision of the Internal Revenue Code Section 382 and similar state provisions.

We follow ASC 740 related to accounting for uncertain tax positions, which prescribes a recognition threshold and measurement process for recording in the financial statements, uncertain tax positions taken or expected to be taken in a tax return.  Under this provision, the impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. Tax benefits of an uncertain tax position will not be recognized if it has less than a 50% likelihood of being sustained based on technical merits.  We did not have any uncertain income tax position as of December 31, 2014 and 2013.